ACQUISITIONS, DISPOSITIONS AND INTANGIBLES	12 Months Ended
Dec. 31, 2011
ACQUISITIONS, DISPOSITIONS AND INTANGIBLES
ACQUISITIONS, DISPOSITIONS AND INTANGIBLES

NOTE 4                            ACQUISITIONS, DISPOSITIONS AND INTANGIBLES

Acquisitions and Dispositions

During 2011, we acquired 11 anchor pads for approximately $78.7 million.  In addition, we sold our interest in 14 consolidated properties for aggregate sales proceeds of $507.3 million, which resulted in a $114.8 million reduction in mortgage payable.

On November 10, 2011, GGP and Kimco Realty (“Kimco”) executed a joint venture partnership agreement whereby both companies would own 50% interest of Owings Mills Mall, LLC (“Owings Mills Joint Venture”), a property that was previously included in consolidated properties.  As part of Owings Mills Joint Venture, GGP and Kimco will redevelop the one million square foot regional mall in Owings Mills, Maryland.  Kimco purchased the 50% interest for $16.4 million which was paid directly to GGP and not contributed into the Owings Mills Joint Venture.  GGP recognized a $2.1 million gain as a result of the partial sale. GGP will account for Owings Mills using the equity method of accounting as we share control over major decisions and Kimco has substantive participating rights.

On September 19, 2011, we contributed St. Louis Galleria, a wholly-owned regional mall located in St. Louis, Missouri, into a newly formed joint venture, GGP-CPP Venture, LP (“GGP-CPP”) which was formed with the Canada Pension Plan Investment Board (“CPP”).  CPPIB contributed approximately $83 million of cash into GGP-CPP.  GGP-CPP used the cash to purchase Plaza Frontenac, a regional mall located in Frontenac, Missouri, a suburb of St. Louis.  In exchange for our contribution of St. Louis Galleria, we received a 55% economic interest in Plaza Frontenac and a 74% economic interest in St. Louis Galleria.  GGP is the general partner in GGP-CPP; however, because we share control over major decisions with CPP and CPP has substantive participating rights, we will account for GGP-CPP under the equity method of accounting.  No gain or loss was recorded upon the contribution of St. Louis Galleria to GGP-CPP as no cash was received in exchange for the contribution.

In June 2011, we closed on a transaction with a third party in which we sold our ownership share of Superstition Springs Center and Arrowhead Towne Center, both located in Phoenix, Arizona for $120.0 million, which consisted of a sales price of $168.0 million less $48.0 million of debt assumed by the third party.  In exchange we received six big-box anchor locations in Arizona, California, Illinois and Utah previously owned by the third party and $75.0 million in cash. The transaction was treated as a non-monetary exchange that resulted in a minimal gain.

In addition, we transferred eight consolidated properties to the lender in lieu of debt, which resulted in a $406.5 million reduction in mortgage notes payable.

Acquisition Method of Accounting Adjustments on the Effective Date

The structure of the Plan Sponsors’ investments triggered the acquisition method of accounting, as the Plan and consummation of the Investment Agreements and the Texas Teachers Investment Agreement constituted a business combination. New GGP, Inc. was the acquirer that obtained control as it obtained all of the common stock of the Predecessor (a business for purposes of applying the acquisition method of accounting) in exchange for issuing its stock to the Predecessor common stockholders on a one-for-one basis (excluding fractional shares). The acquisition method of accounting was applied at the Effective Date and, therefore, the Successor’s balance sheet as of December 31, 2010 and statements of operations, cash flows and equity for the period November 10, 2010 through December 31, 2010 reflects the revaluation of the Predecessor’s assets and liabilities to fair value as of the Effective Date.  The acquisition method of accounting has been applied to the assets and liabilities of the Successor to reflect the acquisition of the Predecessor by the Successor as part of the Plan. The acquisition method of accounting adjustments recorded on the Effective Date reflect the allocation of the estimated purchase price as presented in the table below. Such adjustments reflect the amounts required to adjust the carrying values of our assets and liabilities, after giving effect to the transactions pursuant to the Plan and the distribution of HHC, to the fair values of such remaining assets and liabilities and redeemable noncontrolling interests, with the offset to common equity, as provided by the acquisition method of accounting.  Accordingly, the accompanying financial statements have been prepared in conformity with ASC 852-10, Reorganizations, and ASC 805-10, Business Combinations, for the Successor as a new entity including assets, liabilities and a capital structure with carrying values not comparable with prior periods.

Purchase Price Allocation

(in thousands)

		November 9, 2010
Sources of funds		$6,761,250
Plus: Existing GGP common equity *		4,446,691
Plus: Assumed liabilities
Fair value of mortgages, notes and loans payable		18,834,033
Deferred tax liabilities		39,113
Accounts payable and accrued expenses:
Below-market tenant leases	988,018
HHC tax indemnity	303,750
Accounts payable to affiliates	221,986
Accrued payroll and bonus	225,811
Accounts payable	304,794
Real estate tax payable	107,621
Uncertain tax position liability	20,247
Above-market ground leases	9,839
Other accounts payable and accrued expenses	478,293
Total accounts payable and accrued expenses		2,660,359
Total assumed liabilities		21,533,505
Plus: Total redeemable noncontrolling interests		220,842
Plus: Noncontrolling interests in consolidated real estate affiliates		102,171
Total purchase price		$33,064,459

Land		$4,858,396
Buildings and equipment:
Buildings and equipment	18,717,983
In-place leases	603,697
Lease commissions and costs	1,403,924
Total buildings and equipment		20,725,604
Developments in progress		137,055
Investment in and loans to/from Unconsolidated Real Estate Affiliates		3,184,739
Cash and cash equivalents		1,537,599
Accounts and notes receivable, net		129,439
Deferred expenses:
Lease commissions	154,550
Capitalized legal/marketing costs	26,757
Total deferred expenses		181,307
Prepaid expenses and other assets:
Above-market tenant leases	1,634,332
Below-market ground leases	259,356
Security and escrow deposits	153,294
Prepaid expenses	49,018
Real estate tax stabilization agreement	111,506
Deferred tax assets	10,576
Other	92,238
Total prepaid expenses and other assets		2,310,320
Total fair value of assets		$33,064,459

* outstanding Old GGP common stock on the Effective Date at a value of $14 per share.

The purchase price for purposes of the application of the acquisition method of accounting was calculated using the equity contributions of the Plan Sponsors, Blackstone and Texas Teachers and a $14.00 per share value of the common stock of New GGP, Inc. issued to the equity holders of the Predecessor plus the assumed liabilities of GGP, Inc. (at fair value).  The $14.00 per share value of the common stock of GGP, Inc. reflects the “when issued” closing price of New GGP, Inc. common stock on the Effective Date. Such calculation yields a purchase price of approximately $33.1 billion. The aggregate fair value of the assets and liabilities of New GGP, Inc., after the distribution of HHC pursuant to the Plan, were computed using estimates of future cash flows and other valuation techniques, including estimated discount and capitalization rates, and such estimates and techniques were also used to allocate the purchase price of acquired property between land, buildings, equipment, tenant improvements and identifiable intangible assets and liabilities such as amounts related to in-place at-market tenant leases, acquired above and below-market tenant and ground leases.   Elements of the Predecessor’s working capital have been reflected at current carrying amounts as such short-term items are assumed to be settled in cash within 12 months at such values.

The fair values of tangible assets are determined on an ‘‘if vacant’’ basis. The ‘‘if vacant’’ fair value is allocated to land, where applicable, buildings, equipment and tenant improvements based on comparable sales and other relevant information with respect to the property. Specifically, the ‘‘if vacant’’ value of the buildings and equipment was calculated using a cost approach utilizing published guidelines for current replacement cost or actual construction costs for similar, recently developed properties; and an income approach. Assumptions used in the income approach to the value of buildings include: capitalization and discount rates, lease-up time, market rents, make ready costs, land value, and site improvement value. We believe that the most influential assumption in the estimation of value based on the income approach is the assumed discount rate and an average one half of one percent change in the aggregate discount rates applied to our estimates of future cash flows would result in an approximate 3.5 percent change in the aggregate estimated value of our real estate investments.  With respect to developments in progress, the fair value of such projects approximated the carrying value.

The estimated fair value of in-place tenant leases includes lease origination costs (the costs we would have incurred to lease the property to the current occupancy level of the property) and the lost revenues during the period necessary to lease-up from vacant to the current occupancy level. Such estimate includes the fair value of leasing commissions, legal costs and tenant coordination costs that would be incurred to lease the property to this occupancy level. Additionally, we evaluate the time period over which such occupancy level would be achieved and include an estimate of the net operating costs (primarily real estate taxes, insurance and utilities) incurred during the lease-up period, which generally ranges up to one year. The fair value of acquired in-place tenant leases is included in the balance of buildings and equipment and amortized over the remaining lease term for each tenant.

Intangible assets and liabilities were calculated for above-market and below-market tenant and ground leases where we are either the lessor or the lessee. Above-market and below-market tenant and ground lease values were valued (using an interest rate which reflects the risks associated with the leases acquired) based on the difference between the contractual amounts to be received or paid pursuant to the leases and our estimate of fair market lease rates for the corresponding leases, measured over a period equal to the remaining non-cancelable term of the leases, including below market renewal options. The variance between contract rent versus prevailing market rent is projected to expiration for each particular tenant and discounted back to the date of acquisition. Significant assumptions used in determining the fair value of leasehold assets and liabilities include: (1) the market rental rate, (2) market reimbursements, (3) the market rent growth rate and (4) discount rates. Above and below-market lease values are amortized over the remaining non-cancelable terms of the respective leases (approximately five years for tenant leases and approximately 50 years for ground leases). The remaining term of leases with lease renewal options with terms significantly below (25% or more discount to the assumed market rate of the tenant’s space at the time the renewal option is to apply) market reflect the assumed exercise of such renewal options and assume the amortization period would coincide with the extended lease term. Due to existing contacts and relationships with tenants at our currently owned properties and that there was no significant perceived difference in the renewal probability of a tenant based on such relationship, no significant value has been ascribed to the tenant relationships at the properties.

Less than 1% of our leases contain renewal options exercisable by our tenants. In estimating the fair value of the related below market lease liability, we assumed that tenants with renewal options would exercise this option if the renewal rate was at least 25% below the estimated market rate at the time of renewal. We have utilized this assumption, which we believe to be reasonable, because we believe that such a discount would be compelling and that tenants would elect to renew their leases under such favorable terms. We believe that at a discount of less than 25%, the tenant also considers qualitative factors in deciding whether to renew a below-market lease and, accordingly, renewal can not be assumed. In cases where we have assumed renewal of the below-market lease, we have used the terms of the leases, as renewed, including any below market renewal options, to amortize the calculated below-market lease intangible. If we had used a discount to estimated market rates of 10% rather than 25%, there would not have been a material change in the below-market lease intangible or the amortization of such intangible.

With respect to our investments in the Unconsolidated Real Estate Affiliates, our fair value reflects the fair value of the property held by such affiliate, as computed in a similar fashion to our majority owned properties. Such fair values have been adjusted for the consideration of our ownership and distribution preferences and limitations and rights to sell and repurchase our ownership interests. We estimated the fair value of debt based on quoted market prices for publicly-traded debt, recent financing transactions (which may not be comparable), estimates of the fair value of the property that serves as collateral for such debt, historical risk premiums for loans of comparable quality, the current LIBOR and U.S. treasury obligation interest rates, and on the discounted estimated future cash payments to be made on such debt. The discount rates estimated reflect our judgment as to what the approximate current lending rates for loans or groups of loans with similar maturities and credit quality would be if credit markets were operating efficiently and assume that the debt is outstanding through maturity. We have utilized market information as available or present value techniques to estimate such amounts. Since such amounts are estimates that are based on limited available market information for similar transactions and do not acknowledge transfer or other repayment restrictions that may exist in specific loans, it is unlikely that the estimated fair value of any of such debt could be realized by immediate settlement of the obligation.

Intangible Assets and Liabilities

The following table summarizes our intangible assets and liabilities:

	Gross Asset (Liability)	Accumulated (Amortization)/ Accretion	Net Carrying Amount
		(In thousands)
As of December 31, 2011
Tenant leases:
In-place value	$1,252,484	$(391,605)	$860,879
Above-market	1,478,798	(315,044)	1,163,754
Below-market	(819,056)	184,254	(634,802)
Ground leases:
Above-market	(9,839)	439	(9,400)
Below-market	204,432	(6,202)	198,230
Real estate tax stabilization agreement	111,506	(7,211)	104,295

As of December 31, 2010
Tenant leases:
In-place value	$1,342,036	$(56,568)	$1,285,468
Above-market	1,561,925	(43,032)	1,518,893
Below-market	(959,115)	26,804	(932,311)
Building leases:
Below-market	15,268	(242)	15,026
Ground leases:
Above-market	(9,839)	55	(9,784)
Below-market	256,758	(904)	255,854
Real estate tax stabilization agreement	111,506	(899)	110,607

The gross asset balances of the in-place value of tenant leases are included in buildings and equipment in our Consolidated Balance Sheets.  The above-market tenant leases and below-market ground leases are included in prepaid expenses and other assets; the below-market tenant leases and above-market ground leases are included in accounts payable and accrued expenses (Note 15) in our Consolidated Balance Sheets.

Amortization/accretion of these intangibles had the following effects on our loss from continuing operations:

	Successor		Predecessor
	Year Ended December 31, 2011	Period from November 10, 2010 through December 31, 2010	Period from January 1, 2010 through November 9, 2010	Year Ended December 31, 2009
	(In thousands)
Amortization/accretion effect on continuing operations	$(489,873)	$(65,579)	$(34,678)	$(43,525)

Future amortization is estimated to decrease net income by approximately $420.6 million in 2012, $336.8 million in 2013, $285.7 million in 2014, $243.2 million in 2015 and $202.6 million in 2016.